Exhibit 10.1

AMENDMENT NO. 5
TO REVOLVING CREDIT AND SECURITY AGREEMENT

        THIS AMENDMENT NO. 5 TO REVOLVING CREDIT AND SECURITY AGREEMENT (this “Amendment”) is made and entered into as of September 18, 2003, between MasTec, Inc., a Florida corporation (“MasTec”), the Subsidiaries of MasTec identified on the signature pages hereto (together with MasTec, hereinafter collectively referred to as the “Borrowers”), the financial institutions party from time to time to the Loan Agreement (as hereinafter defined) (the “Lenders”) and Fleet Capital Corporation, a Rhode Island corporation, as administrative agent (the “Administrative Agent”) for the Lenders.

Recitals:

        The Borrowers, the Lenders and the Administrative Agent are parties to a Revolving Credit and Security Agreement dated as of January 22, 2002, as amended by an Assumption and Amendment Agreement dated as of February 7, 2002, an Amendment No. 2 dated as of October 25, 2002, an Amendment No. 3 and Consent dated as of November 1, 2002, an Amendment No. 4 dated as of March 6, 2003, and by a Joinder Agreement and Consent dated as of March 28, 2003 (as amended and in effect, the “Loan Agreement”), pursuant to which the Lenders have made certain revolving credit loans and letter of credit accommodations to or for the benefit of the Borrowers.

        The Borrowers have requested that the Lenders amend the Loan Agreement in certain respects to, among other things, permit the Borrowers to sell during Fiscal Year 2003 certain excess or obsolete Equipment no longer used or useful in the business of the Borrowers and to increase the concentration limits for certain of the Borrowers’ Account Debtors. To induce the Lenders to do so, the Borrowers have agreed to execute and deliver and to perform its obligations under this Amendment.

        Upon the terms and subject to the conditions hereinafter set forth, the Lenders have agreed so to amend the Loan Agreement and to provide such confirmation.

        NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

        1.              Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the Loan Agreement.

        2.              Amendments to Loan Agreement. Subject to the provisions of Section 4 of this Amendment, the Loan Agreement is hereby amended as follows:

        (a)              By adding the following new definitions to Section 1.1 in proper alphabetical order:

“Amendment No. 5 Effective Date” means the date on which Amendment No. 5 to this Agreement dated as of September 18, 2003, between the Borrowers, the Lenders and the Administrative Agent shall have become effective in accordance with its terms.

“Comcast”means, collectively, Comcast Corporation and its Affiliates and Subsidiaries.

“Comcast Concentration Percentage”means (a) during the period from the Amendment No. 5 Effective Date through March 31, 2005, 30%, and at all times thereafter, 25%; provided, that if Comcast at any time ceases to be an Investment Grade Account Debtor, the then applicable percentage shall immediately be reduced to 15%, or (b) at any time, such lesser percentage as the Administrative Agent may in its reasonable credit judgement determine from time to time.

“DirecTV” means, collectively, DirecTV, Inc. and its Affiliates and Subsidiaries.

“DirecTV Concentration Percentage” means (a) at any time DirecTV is an Investment Grade Account Debtor, 20%, (b) at any time DirecTV is not an Investment Grade Account Debtor, 15%, or (c) irrespective of whether DirecTV is an Investment Grade Account Debtor, such lesser percentage as the Administrative Agent may in its reasonable credit judgment determine from time to time.

“Investment Grade Account Debtor” means an Account Debtor whose corporate credit rating or senior debt rating (secured or unsecured), or any of them, by Moody’s and S&P is investment grade.

        (b)              By deleting clause (k) of the definition of “Eligible Accounts” and by substituting the following new clause (k) in lieu thereof:

(k) such Account is not owing by an Account Debtor or a group of affiliated Account Debtors whose then-existing Accounts owing to the Loan Parties exceed in face amount 7.5% (or (i) as to any Approved Account Debtor (other than DirecTV and Comcast), 15%, (ii) as to DirecTV, the DirecTV Concentration Percentage, and (iii) as to Comcast, the Comcast Concentration Percentage) of the aggregate Eligible Accounts, but only to the extent of the excess over 7.5% (or 15%, the DirecTV Concentration Percentage or the Comcast Concentration Percentage, as the case may be);

        (c)              By amending Section 4.7(c) by deleting the phrase “up to $5,000,000 of Collateral in any Fiscal Year” appearing therein.

        (d)              By deleting clause (iii) of Section 8.7(a) and by substituting the following new clause (iii) in lieu thereof:

(iii) sales of Inventory other than in the ordinary course of business and of Equipment and other capital assets (other than the Real Estate described in clause (ii) above) having an aggregate value (determined at the higher of net book value and fair market value) not to exceed $5,000,000 (or 100% of the capital stock of a Subsidiary, the value of all assets of which (determined at the higher of net book value and fair market value) does not exceed $5,000,000) in any Fiscal Year,

        (e)              By redesignating clause (iv) of Section 8.7(a) as clause (v) and by inserting the following new clause (iv):

(iv) sales during the period commencing on the Amendment No. 5 Effective Date and ending on June 30, 2004, of excess or obsolete Equipment no longer used or useful in the business of the Borrowers having an aggregate net book value not to exceed $7,000,000, provided, however, that the Borrowers may not sell any such Equipment during the period commencing on January 1, 2004 and ending on June 30, 2004 if a Default or Event of Default has occurred and is continuing on the date of any proposed sale, and

        3.              Partial Release of Borrowing Base Reserve. Subject to the provisions of Section 4 of this Amendment, the Administrative Agent and the Lenders hereby release the reserve in the amount of $1,000,000 established against the Borrowing Base pursuant to the terms of that certain consent letter dated July 9, 2003, among the Borrowers, the Lenders and the Administrative Agent.

        4.              Conditions to Effectiveness. The provisions of Sections 2 and 3 of this Amendment shall become effective as of the date hereof on the date (the “Amendment No. 5 Effective Date”) on which the Administrative Agent shall have received (a) an amendment fee in the amount of $25,000 for the Ratable account of the Lenders, which fee is earned on such date and is not subject to refund or rebate of any kind whatsoever, and (b) the following documents, each of which shall be satisfactory in form and substance to the Administrative Agent and in sufficient copies for each Lender:

(i) this Amendment duly executed and delivered by the Borrowers, the Lenders and the Administrative Agent;

(ii) a certificate of the secretary or assistant secretary of each Borrower having attached thereto the articles or certificate of incorporation or other constituent documents of such Borrower (or containing the certification of such secretary or assistant secretary that no amendment or modification of such documents has become effective since the last date on which such documents were last delivered to the Lenders), all corporate or company action, including shareholders’ or members’ approval, if necessary, has been taken by such Borrower and/or its shareholders or members to authorize the execution, delivery and performance of this Amendment and to the further effect that the incumbency certificate most recently delivered to the Lenders remains in effect, unchanged;

(iii) a certificate of the president or chief financial officer of MasTec stating that, to the best of his or her knowledge and based on an examination sufficient to enable him or her to make an informed statement, both before and after giving effect to the Amendment,

(A) all of the representations and warranties made or deemed to be made under the Loan Agreement are true and correct on and as of the Amendment No. 5 Effective Date, and

(B) no Default or Event of Default exists; and the Administrative Agent shall be satisfied as to the truth and accuracy thereof; and

(iv) such other documents and instruments as any Lender through the Administrative Agent may reasonably request.

        5.              Representations and Warranties. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby makes the following representations and warranties to the Administrative Agent and the Lenders, which representations and warranties shall survive the delivery of this Amendment and the making of additional Loans under the Loan Agreement as amended hereby:

(a) Authorization of Agreements. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Amendment and each other agreement contemplated hereby to which it is a party in accordance with their respective terms. This Amendment and each other such agreement contemplated hereby to which it is a party has been duly executed and delivered by the duly authorized officers of such Borrower and each is, or each when executed and delivered in accordance with this Amendment will be, a legal, valid and binding obligation of such Borrower, enforceable in accordance with its terms.

(b) Compliance of Agreements with Laws. The execution, delivery and performance of this Amendment in accordance with their respective terms do not and will not, by the passage of time, the giving of notice or otherwise,

(i) require any Governmental Approval that has not been obtained or violate any Applicable Law relating to such Borrower or any of its Subsidiaries,

(ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or by-laws or other constituent documents or any shareholders’ or members’ agreement of such Borrower or any of its Subsidiaries, any material provisions of any indenture, agreement or other instrument to which such Borrower, any of its Subsidiaries or any of such Borrower’s or such Subsidiaries’ property may be bound or any Governmental Approval relating to such Borrower or any of its Subsidiaries, or

(iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by such Borrower other than the Security Interest.

        6.              Effect of Amendment. From and after the Amendment No. 5 Effective Date, all references in the Loan Agreement and in any other Loan Document to “this Agreement,” “the Loan Agreement,” “hereunder,” “hereof” and words of like import referring to the Loan Agreement, shall mean and at any time of determination be references to the Loan Agreement as amended by this Amendment. Except as expressly amended hereby, the Loan Agreement and all terms, conditions and provisions thereof remain in full force and effect and are hereby ratified and confirmed. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

        7.              Breach of Amendment. Any breach by the Borrowers of any representation, warranty or covenant contained herein shall constitute an Event of Default.

        8.              Counterpart Execution; Facsimile Signatures. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

        9.              Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of Georgia without giving effect to conflicts of law principles thereof.

        10.            Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

        11.            Further Assurances. The Borrowers agree to take such further actions as any Lender through the Administrative Agent shall reasonably request from time to time in connection herewith to evidence or give effect to the amendments set forth herein or any of the transactions contemplated hereby.

        12.            Section Titles. Section titles and references used in this Amendment shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

        13.            Waiver of Jury Trial. To the fullest extent permitted by applicable law, each of the parties hereto hereby waives the right to trial by jury in any action, suit, counterclaim or proceeding arising out of or related to this Amendment.

        14.            Release of Claims. To induce the Administrative Agent and the Lenders to enter into this Amendment, each Borrower hereby releases, acquits and forever discharges the Administrative Agent and the Lenders, and all officers, directors, agents, employees, successors and assigns of the Administrative Agent and the Lenders, from any and all liabilities, claims, demands, actions or causes of action of any kind or nature (if there be any), whether absolute or contingent, disputed or undisputed, at law or in equity, or known or unknown, that such Borrower now has or ever had against Agent or any Lender arising under or in connection with any of the Loan Documents or otherwise. Each Borrower represents and warrants to the Administrative Agent and the Lenders that such Borrower has not transferred or assigned to any Person any claim that such Borrower ever had or claimed to have against the Administrative Agent or any Lender.

        15.            Expenses of Administrative Agent. Borrowers agree to pay, on demand, all costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and any other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of the Administrative Agent’s legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.

[SIGNATURES BEGIN ON FOLLOWING PAGE]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers as of the date first written above.

FLEET CAPITAL CORPORATION, as the Administrative Agent and as a Lender By: /s/ Dennis S. Losin Name: Dennis S. Losin Title: Senior Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Dan Denton Name: Dan Denton Title: Vice President

LaSALLE BUSINESS CREDIT, LLC, successor in interest to LaSALLE BUSINESS CREDIT, INC.,as a Lender By: /s/ Douglas Colletti Name: Douglas Colletti Title: Senior Vice President

JPMORGAN CHASE BANK, as a Lender By: /s/ Maryann Lewis Name: Maryann Lewis Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as a Lender By: /s/ Alex M. Council Name: Alex M. Council Title: Vice President

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BORROWERS: MASTEC, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

CHURCH &TOWER, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

CHURCH &TOWER, ENVIRONMENTAL, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

CRUZ-CELL, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

DRESSER/AREIA CONSTRUCTION, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

FLAIRE INCORPORATED By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

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GMR TELCOM, L.L.C. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC INTEGRATION SYSTEMS, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC NETWORK SERVICES, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC NORTH AMERICA, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC TELCOM & ELECTRICAL SERVICES, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

PHASECOM AMERICA, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

PROTEL IND., INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

RENEGADE OF IDAHO, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

S.S.S. CONSTRUCTION, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

UPPER VALLEY UTILITIES CORP. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

WILDE HOLDING CO., INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

WILDE ACQUISITION CO., INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

NORTHLAND CONTRACTING, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

WILDE OPTICAL SERVICE, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC REAL ESTATE HOLDINGS, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC OF TEXAS, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

MASTEC CONTRACTING COMPANY, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC MINNESOTA, S.W., LLC By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC SERVICES COMPANY, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC ASSET MANAGEMENT COMPANY, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC TC, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

MASTEC FC, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO

STACKHOUSE REAL ESTATE HOLDINGS, INC. By: /s/ Donald P. Weinstein Donald P. Weinstein Executive Vice President and CFO